                                                                Exhibit 10.38(h)


                          EIGHTH AMENDMENT AGREEMENT
                          --------------------------


     AGREEMENT, dated as of November 9, 2000, to be effective September 30, 2000, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                  Background
                                  ----------

     E. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
 ----------------

     F. The Borrower has requested that the Lender, among other things, (i) increase, from $50,000,000 to $57,000,000, the Working Capital Loan Commitment, and (ii) decrease, from $35,000,000 to $28,000,000, the Acquisition Loan Commitment.

     G. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.   Modifications.  All the terms and provisions of the Credit Agreement
          -------------
and the other Loan Documents shall remain in full force and effect except as follows:

          (a)  The definition of Borrowing Base, contained in Annex A to the
                                                              -------
Credit Agreement, is deleted and the following is substituted therefor:

               "Borrowing Base" means on any date of determination thereof, an
                --------------
          amount equal to the sum of (A) eighty-five percent (85%) of Eligible Accounts, (B) seventy-five percent (75%) of Eligible Pending Accounts Receivable and Fixed Contract Accounts Receivable (up to the maximum amount of $17,000,000 in the aggregate), and (C) forty percent (40%) of Eligible Inventory (valued on a first in, first out basis) (up to the maximum amount of $2,000,000 in the aggregate).

          (b)  The amount of $6,000,000 set forth in subparagraph (a) of
Schedule 6.2(r) to the Credit Agreement is deleted and the amount of $7,800,000 is substituted therefor.

          (c) The Fixed Charge Coverage Ratio of 1.1:1.0 of the Fiscal Year ending December 31, 2000 set forth in subparagraph (c) of Schedule 6.2(r) of the Credit Agreement is deleted and the Fixed Charge Coverage Ratio of 0.8:1.0 is substituted therefor.

     2.   Acknowledgment of Debt.  The Borrower acknowledges that as of the date
          ----------------------
of this Agreement, the amounts outstanding under the Working Capital Loan and the Acquisition Loan are, respectively, $52,505,768.72 and $25,318,099.00.

     3.   Acknowledgement re:  Borrowing Base.  The Borrower acknowledges and
          -----------------------------------
agrees that notwithstanding the terms of the Credit Agreement, the provision in the definition of Borrowing Base with respect to Working Capital Advances based on

Eligible Inventory shall not be operative and the Borrower shall not be entitled to request, and the Lender shall not be required to make, Working Capital Advances based on Eligible Inventory.

     4.   Waiver of Financial Covenant.  The Lender hereby waives compliance by
          ----------------------------
the Borrower with the Fixed Charge Coverage Ratio set forth in subsection (c) of
Schedule 6.2(r) to the Credit Agreement for the Fiscal Quarter ended September 30, 2000, and the Borrower agrees that such waiver shall apply only with respect to the Fixed Charge Coverage Ratio for the Fiscal Quarter ending September 30, 2000.

     5.   Acknowledgement re: Excess Working Capital Revolving Loan.  The Lender
          ---------------------------------------------------------
and the Borrower acknowledge that from time to time prior to the date of this Agreement, the amount outstanding under the Working Capital Loan has exceeded
(x) the Working Capital Loan Commitment (less the aggregate outstanding amount of Letter of Credit Obligations) and/or (y) the Borrowing Base (less the sum of the aggregate outstanding amount of Letter of Credit Obligations and the Reserves) (the "Excess Working Capital Revolving Loan"). The Borrower
                -------------------------------------
acknowledges and agrees that (a) the agreement of the Lender to allow the Excess Working Capital Revolving Loan does not establish a pattern or practice, (b) the Lender's allowance of the Excess Working Capital Revolving Loan is in the Lender's sole discretion, (c) the Excess Working Capital Revolving Loan is one of the Obligations secured by the liens, security interests and pledges described in Section 7 hereof, and (d) the Lender is under no obligation to make
             ---------
any Excess Working Capital Revolving Loan, the Borrower shall not be permitted to maintain any Excess Working Capital Revolving Loan without the Lender's prior written consent, and the existence of an Excess Working Capital Revolving Loan without the prior written consent of the Lender shall constitute an Event of Default.

     6.   Amendment Fee.  In consideration of the Borrower's execution and
          -------------
delivery of this Agreement, the Borrower is simultaneously paying to the Lender the amount of $30,000 in immediately available funds (the "Amendment Fee") which
                                                           -------------
shall be deemed one of the Obligations.

     7.   Conditions Precedent.  The Lender's obligations under this Agreement
          --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a)  Amendment Agreement.  This Agreement duly executed by the parties
               -------------------
hereto;

          (b)  Allonges.  The First Allonge to Revolving Promissory Note in the
               --------
form of the attached Exhibit 1 and the Third Allonge to Acquisition Loan Note in
                     ---------
the form of the attached Exhibit 2, each duly drawn to the order of the Lender;
                         ---------
and

          (c)  Amendment Fee.  Payment of the Amendment Fee; and
               -------------

          (d)  Other.  Such other agreements and instruments as the Lender shall
               -----
require.

     8.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
          -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     9.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
          ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

     10.  Reaffirmation of Collateral.  The Borrower and each of the Guarantors
          ---------------------------
reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     11.  Representations re:  Bank Accounts.  The Borrower represents that
          ----------------------------------
Schedule A sets forth each bank account held or maintained by the Borrower, the
----------
name of the financial institution holding such account, the address of such financial institution where such account is located, the account number and the purpose for which such account is being used.

     12.  Other Representations By Borrower and Guarantors.  Except with respect
          ------------------------------------------------
to Excess Revolving Working Capital Loans which the Lender extended to the Borrower from time to time prior to the date of this Agreement, the Borrower and each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     13.  No Waiver By Lender.  The Borrower and each Guarantor acknowledges
          -------------------
that (a) by the execution by each of this Agreement, the Lender is not waiving any Default or Event of Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

     The parties have executed this Agreement as of the date first above written.

                                   Borrower:
                                   --------

                                   BUTLER SERVICE GROUP, INC.


                                   By___________________________________________
                                               Michael C. Hellriegel
                                       Title:  Senior Vice President - Finance


                                   Parent:
                                   ------

                                   BUTLER INTERNATIONAL, INC.


                                   By___________________________________________
                                               Michael C. Hellriegel
                                       Title:  Senior Vice President - Finance


                                   Subsidiaries:
                                   ------------

                                   BUTLER TECHNOLOGY SOLUTIONS, INC.


                                   By___________________________________________
                                       Name:   Michael C. Hellriegel
                                       Title:  Senior Vice President and Chief
                                               Financial Officer


                                   BUTLER TELECOM, INC.


                                   By___________________________________________
                                       Name:   Michael C. Hellriegel
                                       Title:  Senior Vice President and Chief
                                               Financial Officer


                                   BUTLER SERVICES, INC.


                                   By___________________________________________
                                       Name:   Michael C. Hellriegel
                                       Title:  Senior Vice President and Chief
                                               Financial Officer


                                   BUTLER UTILITY SERVICE, INC.


                                   By___________________________________________
                                       Name:   Michael C. Hellriegel
                                       Title:  Senior Vice President and Chief
                                               Financial Officer


                                   Lender:
                                   ------

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By___________________________________________
                                       Name:
                                       Title:  Duly Authorized Signatory

                                 Bank Accounts
                                 -------------


                               Address of
      Financial                Financial
     Institution              Institution     Account No.  Purpose of Account
--------------------------------------------------------------------------------
                                                           A/P Travel Clearing
                                                           Account
                                                           Payroll Deduction 65
                                                           Clearing

Bank of America                                3750369140
WellsFargo                                     4518090386  P/R Funding
PNC Bank                                       4009840768
Nationsbank                                    3750369153  Lockbox
Summit Bank                                    0154129917  Cafeteria
Wells Fargo                                    4896048154
UJB Western Union                               119024144
Summit Bank                                    1541132497
First Security Bank                            6132300036
First Bank                                     1871002058
Bank of America                                0570607482
Bank of America                                0394603207
Chemical Bank                                     9049282
Nationsbank                                    5130159350
Nationsbank                                    3750203510
Nationsbank MF                                 3750052046
Bank One Arizona                                 22011595
Wells Fargo                                    0217954478
Fleet Bank                                     9427748895
Fleet Bank                                   9404 -113790  Main Acct.
Fleet Bank                                    9404-113811
Fleet Bank                                    9404-113803  Disbursement Acct.
1st Natl. Bk. of Chicago                    2135033094108

                                  Schedule A
                                  ----------

                                 FIRST ALLONGE
                                      TO
                           REVOLVING PROMISSORY NOTE
                           -------------------------


     1.   THIS FIRST ALLONGE TO REVOLVING PROMISSORY NOTE (this "Allonge") is
                                                                 -------
dated as of September 30, 2000, to be attached to, modify, and be a part of the Revolving Promissory Note dated as of November 7, 1997, in the original principal amount of $50,000,000 (as renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time, the "Note") of
                                                                    ----
BUTLER SERVICE GROUP, INC. (the "Maker") in favor of GENERAL ELECTRIC CAPITAL
                                 -----
CORPORATION.

     2. The Maker agrees that all of the terms of the Note remain in full force and effect except as follows:

          (a) The amount "$50,000,000" contained in the upper left hand corner of the Note is deleted and the amount "$57,000,000" is substituted therefor.

          (b)  The phrase "FIFTY MILLION DOLLARS ($50,000,000)" contained in
     Section 1 of the Note is deleted and the phrase "FIFTY-SEVEN MILLION DOLLARS ($57,000,000)" is substituted therefor.

     3. The Maker has executed and delivered this Allonge as of the date first written above.


                                      BUTLER SERVICE GROUP, INC.


                                      By________________________________________
                                        Name:   Michael C. Hellriegel
                                        Title:  Senior Vice President and Chief
                                                Financial Officer

                                   Exhibit 1
                                   ---------

                                 THIRD ALLONGE
                                      TO
                             ACQUISITION LOAN NOTE
                             ---------------------


     1.   THIS THIRD ALLONGE TO ACQUISITION LOAN NOTE (this "Allonge") is dated
                                                             -------
as of September, 2000, to be attached to, modify, and be a part of the Acquisition Loan Note dated as of November 7, 1997, in the original principal amount of $15,000,000 (as renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time, the "Note") of BUTLER
                                                           ----
SERVICE GROUP, INC. (the "Maker") in favor of GENERAL ELECTRIC CAPITAL
                          -----
CORPORATION.

     2. The Maker agrees that all of the terms of the Note remain in full force and effect except as follows:

          (a) The amount "$35,000,000" contained in the upper left hand corner of the Note is deleted and the amount "$28,000,000" is substituted therefor.

          (b) The phrase "THIRTY-FIVE MILLION DOLLARS ($35,000,000)" contained in Section 1 of the Note is deleted and the phrase "TWENTY-EIGHT MILLION DOLLARS ($28,000,000)" is substituted therefor.

     3. The Maker has executed and delivered this Allonge as of the date first written above.


                                      BUTLER SERVICE GROUP, INC.


                                      By________________________________________
                                        Name:  Michael C. Hellriegel
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                   Exhibit 2
                                   ---------